UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2025

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 Park Ave South New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 930-0950

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 30, 2025, Flutter Entertainment plc (the “Company”) announced, via the Regulatory News Service in London, the closing of the strategic acquisition of Snaitech S.p.A (the “Snaitech Acquisition”). A copy of the release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2024, on October 23, 2024, the Company and certain of its subsidiaries entered into an amended and restated commitment letter originally dated September 12, 2024 with certain banks (the “Commitment Parties”) to obtain binding commitments in respect of a senior secured first lien term loan comprising an aggregate Euro principal of €2.5 billion (the “Facility”) to fund, among others, the Snaitech Acquisition.

On April 29, 2025, the Company and certain of its subsidiaries converted the binding commitments into a definitive bridge credit agreement (the “Bridge Credit Agreement ”) with the Commitment Parties to draw down the Facility in full.

The Company plans to use the Facility to (directly or indirectly):

(i)	finance or refinance amounts payable in connection with the Snaitech Acquisition;

(ii)	finance or refinance certain indebtedness as the Company may elect;

(iii)	pay fees and/or expenses in connection with the foregoing; and

(iv)	finance general corporate purposes and working capital of the group.

The Facility will:

(i)	mature April 29, 2026, with two additional six month extension options; and

(ii)	bear interest at a per annum rate equal to EURIBOR plus an applicable margin equal to 1.25%, which shall be subject to certain step-ups over the term of the Facility.

The other terms of the Bridge Credit Agreement are substantially similar to the terms of the Term Loan A, Term Loan B and Revolving Credit Facility Agreement dated as of November 24, 2023 (and as amended from time to time) entered into between, amongst others, the Company and J.P. Morgan SE as Administrative Agent.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	RNS Announcement, dated April 30, 2025.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: April 30, 2025	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and Head of Governance